Exhibit 99.1 Lamb Weston to Appoint Six New Independent Directors to Its Board Newly Appointed Director Bradley Alford to Serve as Chairman of the Board JANA Partners and Continental Grain Representatives to Join Board EAGLE, Idaho — June 30, 2025 – Lamb Weston Holdings, Inc. (NYSE: LW) (“Lamb Weston”) today announced that it has entered into a cooperation agreement (the “Agreement”) with JANA Partners Management, L.P. (“JANA”) and Continental Grain Company (“Continental Grain”). As part of the Agreement, Lamb Weston has agreed to appoint Bradley Alford, Ruth Kimmelshue, Timothy McLevish and Scott Ostfeld to its Board of Directors (the “Board”). In addition, Lawrence Kurzius and Paul Maass, who were mutually agreed upon by Lamb Weston, JANA and Continental Grain, will also join the Board. Charles (Chuck) Blixt, W.G. (Jerry) Jurgensen, Robert Niblock and Maria Renna Sharpe will be stepping down from the Board. As a result of these changes, which will take place no later than on or about July 11, 2025, the Board will increase from 11 to 13 directors, 12 of whom will be independent. Also, as part of the Agreement, Mr. Alford will be appointed as the new Chairman of the Board. “I am honored to join Lamb Weston as Chairman of the Board,” said Mr. Alford. “For 75 years, Lamb Weston has been a leader in the frozen potato industry, with a franchise built on high-quality products, service and consistent industry-leading innovation. I look forward to working closely with the Board and management team to build on these strengths through a customer-centric approach to growth and improved execution, which I believe can drive significant long-term shareholder value.” “We are pleased to have reached this Agreement with JANA and Continental Grain. Following our constructive engagement with them and taking into account perspectives gleaned from discussions with additional stockholders, we are confident this outcome is in the best interests of the Company and all of our shareholders,” said Mike Smith, President and Chief Executive Officer of Lamb Weston. “We welcome six highly qualified new directors and believe their deep industry expertise, significant leadership experience and diverse skillsets will be complementary to our Board as we continue to strengthen key customer relationships and execute on our strategic objectives.” Mr. Smith continued, “On behalf of the Board and management team, I want to thank Chuck, Jerry, Robert and Maria for their immense contributions to Lamb Weston. Collectively, they have been instrumental to Lamb Weston’s growth and success since our launch as a public company, and we are grateful for their support and counsel as we build on the Company’s legacy.” “We are pleased to have reached this collaborative outcome with the Company,” said Scott Ostfeld, Managing Partner and Portfolio Manager of JANA Partners. “I look forward to working with the Board and management to improve performance and deliver shareholder value.” “While substantial opportunity remains, today’s announcement marks an important step in positioning Lamb Weston for long-term value creation,” said Ari D. Gendason, Chief Investment Officer of Continental Grain. “We are pleased to have reached this resolution and will continue to work constructively with Lamb Weston as it takes steps to enhance its near and long-term performance.”

Pursuant to the Agreement, JANA and Continental Grain have agreed to support the Board’s slate of directors at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). JANA and Continental Grain have also agreed to certain customary cooperation provisions. The full Agreement with JANA and Continental Grain will be filed in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). About Bradley Alford Mr. Alford has been a director of Perrigo since 2017 and a director for Avery Dennison Corporation since 2010. He previously served as director for Conagra Brands, Inc. and Nestlé USA. Mr. Alford’s previous work experience includes serving as an Operating Partner at Advent International Corporation (a global private equity firm) from 2016-2021; an Industry Advisor for Advent International Corporation from 2014-2016; and as the Chairman and CEO of Nestlé USA (a multinational food and beverage company) from 2006-2013. He has extensive public and private sector industry knowledge and experience in management, operations and supply chain as well as the development and marketing of consumer products. About Ruth Kimmelshue Since 2025, Ms. Kimmelshue has served as Senior Advisor to Continental Grain, a privately-owned global investor, owner, and operator of companies across the food and agribusiness spectrum. Since 2017, Ms. Kimmelshue has served as a director of H.B. Fuller Company, a leading global adhesives provider, and since 2022, as a director of Wayne Sanderson Farms, a poultry producer. In 1999, Ms. Kimmelshue joined Cargill, Incorporated, a global company providing food, agriculture, financial and industrial products, and services globally. Between 1999 and her retirement from Cargill in 2024, Ruth held various business leadership roles, ultimately serving on Cargill’s Executive Leadership Team from 2015-2024. In her capacity as a Corporate Senior Vice President, Ruth built and led Cargill’s Business Operations and Supply Chain organization, served as Cargill’s Chief Sustainability Officer; and led Cargill’s Global Animal Nutrition and Health Enterprise. From 1986 to 1999, Ms. Kimmelshue held various positions at Continental Grain, including roles in grain and oilseed merchandising and trading, facility and general management, economic analysis, and marketing and sales in the U.S. and Europe. About Lawrence Kurzius Mr. Kurzius led McCormick & Company for over 20 years, most recently as Executive Chairman of the board and previously as Chair and Chief Executive Officer from 2017 and 2016, respectively, to 2023. During his tenure, Mr. Kurzius also served as the company’s President and COO as well as President of the International Business. Prior to joining McCormick & Company in 2003, Mr. Kurzius was the Chief Executive Officer of Zatarain’s, a leading national food and spice company, where he worked for 12 years before the company was acquired by McCormick & Company. Previously, Mr. Kurzius was a marketing executive at the Quaker Oats Company and Mars Inc. Mr. Kurzius is the current Chairman of the board of Elanco Animal Health Inc., a global leader in animal health, and has served as a director since 2018. Since 2023, he has served as a director of CooperCompanies, a global medical device company.

About Paul Maass Since 2016, Mr. Maass has served as Chief Executive Officer of Scoular, a leading commodity and ingredient agribusiness and one of the largest privately held companies in the U.S. and is a member of Scoular’s board of directors. In addition, Paul serves on the Federal Reserve Bank of Kansas City's board of directors. Mr. Maass previously served as President of ConAgra Foods’ (now Conagra Brands) Commercial Foods and Private Brands segments. In that role, he led the creation of Ardent Mills, ConAgra Foods’ milling focused partnership with Cargill and CHS and served as Chairman of the board. Mr. Maass began his 27-year career at ConAgra as a commodity merchandiser and subsequently served in a number of leadership positions at the company, including Director, ConAgra Trade Group (now Gavilon, LLC); President, ConAgra Mills; President, Lamb Weston; and President, Commercial Foods. About Timothy McLevish Mr. McLevish is a senior corporate finance executive and board member with deep experience in large- scale, complex and global consumer businesses. He has served as Chief Financial Officer at five public companies, Carrier Corporation, Walgreens Boots Alliance, Inc., Kraft Foods Group, Inc., Ingersoll-Rand Corporation and Mead Corporation. Mr. McLevish previously worked at Touche Ross & Co. and began his career at General Mills. He has served as a member of the board of directors of Freshpet, Inc. since August 2023. He also has served as a member of the board of directors of Revlon, Inc. since April 2023, and is a former member of the board of directors of Conagra Brands, Inc. until its spinoff to Lamb Weston Holdings, Inc. in 2016, where he served as Executive Chairman until 2017. Mr. McLevish also served as a director of Kennametal, Inc. from 2004 to 2019, during which tenure he served as chair of the audit committee and as a member of the nominating and governance committee, and as a director of R.R. Donnelley & Sons Company from 2016 to 2022, during which tenure he served as chair of the audit committee and as a member of the compensation committee. About Scott Ostfeld Mr. Ostfeld is a Managing Partner and Portfolio Manager at JANA Partners where he has nearly 20 years of experience enhancing value as an engaged shareholder. Prior to joining JANA in 2006, Mr. Ostfeld was at GSC Partners, where he served in their distressed debt private equity group and focused on acquiring companies through the restructuring process and enhancing value as an equity owner. He was previously an investment banker at Credit Suisse First Boston Corporation. Mr. Ostfeld currently serves on the boards of Mercury Systems and TreeHouse Foods. He was previously a director at Conagra Brands, HD Supply until its sale to Home Depot and TeamHealth until its sale to the Blackstone Group. Mr. Ostfeld serves on the board of Columbia University’s Richman Center for Business, Law and Public Policy. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Words such as “will,” and “continue,” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s strategic objectives. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and changes in circumstances. Readers of this press release should understand that these statements are not guarantees of performance or results. Many factors could affect these forward-looking statements and the Company’s actual results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this press release. These risks and uncertainties include, among other things: consumer preferences, including restaurant traffic in North America and the Company’s international markets, and an uncertain general economic environment, including tariffs, inflationary pressures and recessionary concerns, any of which could adversely impact the Company’s business, financial condition or results of operations, including the demand and prices for the Company’s products; the availability and prices of raw materials and other commodities; operational challenges; the Company’s ability to successfully implement its restructuring plan or other cost-saving or efficiency initiatives, including achieving the benefits of those activities and possible changes in the size and timing of related charges; shareholder activism; including costs and expenses incurred to address activism matters and distraction of management from business operations; legal or regulatory requirements related to climate change; difficulties, disruptions or delays in implementing new technology; levels of labor and people-related expenses; the Company’s ability to successfully execute its long-term value creation strategies; the Company’s ability to execute on large capital projects, including construction of new production lines or facilities; the competitive environment and related conditions in the markets in which the Company operates; political and economic conditions in the countries in which the Company conducts business and other factors related to its international operations; disruptions in the global economy caused by conflicts such as the war in Ukraine and conflicts in the Middle East and the possible related heightening of other known risks; the ultimate outcome of litigation or any product recalls or withdrawals; changes in the Company’s relationships with its growers or significant customers; impacts on the Company’s business due to health pandemics or other contagious outbreaks, including impacts on demand for its products, increased costs, disruption of supply, other constraints in the availability of key commodities and other necessary services or restrictions imposed by public health authorities or governments; disruption of the Company’s access to export mechanisms; risks associated with integrating acquired businesses, including Lamb-Weston/Meijer v.o.f.; risks associated with other possible acquisitions; the Company’s debt levels; actions of governments and regulatory factors affecting the Company’s businesses; the Company’s ability to pay regular quarterly cash dividends and the amounts and timing of any future dividends; and other risks described in the Company’s reports filed from time to time with the SEC. The Company cautions readers not to place undue reliance on any forward-looking statements included in this press release, which speak only as of the date of this press release. The Company undertakes no responsibility for updating these statements, except as required by law. About Lamb Weston Lamb Weston is a leading supplier of frozen potato products to restaurants and retailers around the world. For 75 years, Lamb Weston has led the industry in innovation, introducing inventive products that simplify back-of-house management for its customers and make things more delicious for their customers. From the fields where Lamb Weston potatoes are grown to proactive customer partnerships, Lamb Weston always strives for more and never settles. Because, when we look at a potato, we see possibilities. Learn more about us at lambweston.com. Important Additional Information and Where to Find It The Company intends to file a proxy statement and proxy card (together, the “Proxy Statement”) with the SEC in connection with the solicitation of proxies for the 2025 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL

RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of these documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents as and when filed by the Company with the SEC, for no charge at the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://www.investors.lambweston.com. Participants in the Solicitation The Company, its directors and certain of its executive officers and employees will be participants in the solicitation of proxies from stockholders in respect of the 2025 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders, filed with the SEC on August 9, 2024 (the “2024 Proxy Statement”) and available here, as well as in the Company’s Current Reports on Form 8-K filed with the SEC on September 27, 2024 and December 23, 2024 (the “Applicable 8-Ks”) and available here and here, respectively. Please refer to the sections captioned “Information on Stock Ownership,” “2024 Non-Employee Director Compensation Table” and “Executive Compensation Tables” in the 2024 Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Proxy Statement and the Applicable 8-Ks, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended May 26, 2024, filed with the SEC on July 24, 2024 and available here. Updated information and details concerning the nominees of the Company’s Board of Directors for election at the 2025 Annual Meeting will be included in the Proxy Statement. These documents are or, when they become available, will be available free of charge at the SEC’s website at http://www.sec.gov. Investors: Debbie Hancock 208-202-7259 investors@lambweston.com Media: Erin Gardiner 208-202-7257 communication@lambweston.com or Adam Pollack Joele Frank, Wilkinson Brimmer Katcher 212-355-4449